Exhibit 10.13
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Revenue Sharing Agreement
This Revenue Sharing Agreement (“RSA”) effective as of July 28, 2022 (the “RSA Effective Date”) and is made between Shopify Inc., with an address at [***] (“Shopify”) and Klaviyo, Inc., with an address at 125 Summer Street, Floor 6, Boston, MA 02110, United States (“Partner” or “Klaviyo”). Shopify and Klaviyo are referred to individually as a “Party”, and collectively as the “Parties”.
WHEREAS, Klaviyo entered into the Partner Program Agreement, available at: https://www.shopify.ca/partners/terms (the “Partner Agreement”) and the API License and Terms of Use, available at: https://www.shopify.com/legal/api-terms (“API Terms”, together with the Partner Agreement, the “Partner Terms”);
WHEREAS, the Parties previously entered into the Amending Agreement No. 1, dated April 13, 2020 (“Amendment No. 1”), and the Addendum to the Partner Terms, dated May 1, 2020 (the “Plus Addendum”);
WHEREAS, the Parties entered into the Collaboration Agreement, dated as of the RSA Effective Date (the “Collaboration Agreement”).
WHEREAS, the Parties wish to further amend certain items in the Partner Terms as consideration for entering into the Collaboration Agreement.
NOW THEREFORE in consideration of the mutual covenants and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Amendment
1.1All terms and conditions as set forth in the Partner Terms will remain in full force and effect with no change unless clearly provided otherwise herein or in a separate written agreement between the Parties. In the event of any conflict or inconsistency between the terms of this RSA and the Partner Terms, the terms of this RSA will prevail to the extent necessary to resolve any such conflict or inconsistency. All capitalized terms used herein and not otherwise defined in this RSA will have the meaning given to them in the Partner Terms
1.2As of and from the RSA Effective Date, the Parties hereby amend the Partner Terms as set forth herein, with the understanding and on the condition that any and all obligations which are outstanding or which arose prior to the RSA Effective Date will survive and be governed by the terms and conditions set forth in the Partner Terms, as amended by this RSA.
1.3As of the RSA Effective Date, Amendment No. 1 and the Plus Addendum are hereby terminated, are of no further force and effect, and are superseded in their entirety by this RSA.

2.General
2.1Notwithstanding anything to the contrary in the Partner Terms, as of the RSA Effective Date, Shopify agrees to [***]; API Key [***]; App listing: https://apps.shopify.com/klaviyo-email-marketing (the “Exempt App”). For the avoidance of doubt, [***] currently includes Partner’s marketing platform and data platform products.
2.2This RSA, including the fees set forth herein, comprise Confidential Information and are subject to the restrictions on Confidential Information set out in the Partner Terms, including but not limited to the restrictions on the disclosure and use of Confidential Information.
2.3Partner hereby acknowledges that the audit provisions in Part C.2, Section 4 of the Partner Agreement and Section 8 of the API Terms will continue to apply.
3.Shopify Core
3.1Revenue Share. [***], Shopify is entitled to the following portions of the total revenues received by Partner, whether in the form of subscription fees, recurring orders, subscription management services or otherwise, relating to the Shopify Core Merchants’ use or installation of the Exempt App in respect of leads attributed to Shopify:
(a)the lesser of (i) [***] percent ([***]%) of all such revenue, and (ii) the amounts due under and as set out in Section C.2.2.1 (App Plan) of the Partner Agreement, as amended (the “Shopify Core Revenue Share”).
3.2Payments. The Shopify Core Revenue Share will be paid to Shopify in US dollars by method of wire transfer and such payments will be made on a monthly basis. Payments less than one thousand US dollars ($1,000 USD) will only be remitted once per quarter.
3.3Reporting. Partner hereby acknowledges and agrees to the requirement in Part C.2, Section 4.1 of the Partner Agreement to submit monthly reports to Shopify for each quarter (or portion of a month) [***]. Partner further agrees to submit to Shopify: each month via email ([***]), [***] for each Shopify Core Merchant and any other associated information requested by Shopify.
3.4Prior Agreements. For greater certainty, where the Shopify Core Revenue Share is applicable under this RSA, the Shopify Core Revenue Share will supersede and replace any other Fees owing under the Partner Terms with respect to the applicable Shopify Core Merchant’s use of the Exempt App.
4.Shopify Plus
4.1Plus Partner Designation. During the term of this RSA, Partner shall be designated as a “Plus Partner” in Shopify’s Plus Partner App Certification Program and/or any successor program (“Program”) on the terms set out in this RSA and Part D of the Partner Agreement.

4.2Responsibilities.
(a)Shopify Responsibilities. During the term of this RSA, Shopify will be responsible for the following:
(i)providing access to a dedicated Shopify Plus Partner channel/relationship manager, whose responsibilities may include, for example, acting as the single point of contact for Partner’s access to Shopify’s Merchant-facing teams, providing Partner with access to one-on-one developer support, as well as considering Partner’s eligibility for sponsorship opportunities;
(ii)providing access to Shopify badges, logos, or graphics, identifying Partner as a Shopify Plus Certified App Partner (“Shopify Badges”); and
(iii)featuring the Exempt App in a dedicated Shopify Plus Certified App Directory.
(b)Partner’s use of the Shopify Badges will be subject to the license rights granted in the Collaboration Agreement and is subject to Shopify’s brand guidelines located at https://www.shopify.com/brand-assets.
(c)Partner Responsibilities. During the term of this RSA, Partner will be responsible for the following:
(i)ensuring that the Exempt App is listed in Shopify’s App Store;
(ii)ensuring that the Exempt App meets all performance, support, security and privacy criteria required in terms of the Program, located at: https://help.shopify.com/en/partners/plus-app-certification-program/certification, as may be updated from time to time;
(iii)subject to the restrictions set out above, displaying Shopify Badges on the relevant Partner website in accordance with the display guidelines, standards and other requirements prescribed by Shopify in writing from time to time; and
(iv)providing a dedicated Partner channel/relationship manager.

4.3Integration Fee. On a monthly basis, Shopify will bill Partner and Partner agrees to pay Shopify a fee of $[***] USD, together with any applicable taxes (“Integration Fee”), with respect to each Shopify Plus Merchant, where all of the following circumstances apply:
(a)the Shopify Plus Merchant was on Shopify’s Plus program at the end of the relevant month;
(b)one or more of the Shopify Plus Merchant’s Covered Stores (defined below) has the Exempt App installed at both the beginning and at the end of the relevant month; and
(c)the Exempt App received a webhook request and/or made any API calls against one or more of the Shopify Plus Merchant’s Covered Stores in the relevant month. If the Exempt App does not use API calls or webhooks to provide functionality on a Covered Store, the calculation of the Integration Fee will be on the basis as agreed to between Shopify and Partner.
1.For purposes of [***]: (i) [***]; and (ii) [***] means the [***], as measured by the [***].
2.If the Exempt App is installed on one or more Covered Stores for a particular Shopify Plus Merchant, the Integration Fee will only apply once in respect of the Exempt App.
3.For the avoidance of doubt, the Integration Fee will be effective on the first day of the first month following the RSA Effective Date.
4.Beginning January 1, 2023, the Integration Fee may be increased annually (i.e., effective January 1, 2023 and on each anniversary thereof (the “Escalator Effective Date”)) upon written notice by Shopify to Partner provided on or before the November 1st preceding the applicable Escalator Effective Date (the “Notice Date”). Such annual increase (the “Escalator”) will not exceed the lesser of (a) [***] percent ([***]%) and (b) the greater of (i) [***] and (ii) [***] percent ([***]%).
4.4Payments. The Integration Fee will be paid to Shopify in US dollars by method of wire transfer and such payments will be made on a monthly basis. Shopify will provide to Partner an invoice within thirty (30) days of the end of each calendar month for the applicable Integration Fees due by Partner for the relevant period. Partner will pay Shopify within thirty (30) days of receipt of each invoice. Payments less than one thousand US dollars ($1,000 USD) will only be remitted once per quarter.
4.5Reporting.
(a)On a quarterly basis, Partner will provide Shopify with a report detailing:

(i)the number of [***];
(ii)the number of [***];
(iii)the [***]; and
(iv)any additional information that Shopify may reasonably require from time to time in order to verify [***].
4.6Prior Agreements. For greater certainty, where the Integration Fee is applicable under this RSA, the Integration Fee will supersede and replace any other Fees owing under the Partner Terms with respect to the applicable Shopify Plus Merchant’s use of the Exempt App.
5.Additional Products
5.1New Products. If Partner launches a new App within the Service that is developed either (x) in-house by Partner or (y) through a third party that does not have any pre-existing commercial relationship with Shopify (a “New App”), [***].
5.2Acquired Products. If Partner acquires, or otherwise assumes Control (where “Control” means owning 50% or more of the voting rights or ownership interests in an entity) of an App Developer with, an App (an “Acquisition”) that, at the time of Acquisition, [***], such revenue share arrangement will [***]. The Parties may negotiate, in good faith, an adjustment to the revenue share arrangement for the acquired App to be effective as of [***]. If, subsequent to its Acquisition, Partner integrates the acquired App with the Exempt App, the amount owed in revenue share may be adjusted by an amount to be agreed upon by the Parties in good faith.
6.Miscellaneous
6.1This RSA will commence on the RSA Effective Date and continue so long as the Collaboration Agreement is in effect.
6.2For the avoidance of doubt: (a) if this RSA terminates in accordance with its terms, the Partner Terms will not co-terminate unless the Partner Terms are also terminated in accordance with their terms; and (b) if the Partner Terms terminate in accordance with their terms, then this RSA will co-terminate on the same day as the Partner Terms.
6.3Articles 12 and 13 of the Collaboration Agreement are hereby incorporated into this RSA, mutatis mutandis.
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By their signatures, the authorized representatives of the Parties acknowledge the Parties’ acceptance of this RSA:

Klaviyo, Inc.		Shopify Inc.

By:	/s/ Landon Edmond	By:	/s/ Amy Shapero

Name: Landon Edmond		Name: Amy Shapero
Title: General Counsel, Chief Legal Officer and		Title: Chief Financial Officer
Secretary		Date: July 28, 2022
Date: July 28, 2022
[Signature Page to Revenue Sharing Agreement]